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                                                                   EXHIBIT 10.55


                              AMENDMENT NUMBER TEN

           TO THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS
           ----------------------------------------------------------
The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

1.   The Plan is hereby amended by adding the following Section:

          "Section 10.2 2004-2005 State Street Sale. Notwithstanding the terms of Sections 1.4.05(b)(2) (part of "Discontinuation of Employment"),
          1.4.08 ("Discontinuance of Employment under the Provisions of the Company's Staffing Adjustment Policy"), 1.4.11 ("Job Elimination"), and 1.4.12 ("Job Elimination Participant") to the contrary, an Employee whose employment is discontinued as direct result of the sale of the equity or assets of SSRM Holdings, Inc. or its subsidiaries initiated in 2004 and consummated in 2005 (the "State Street Sale") and who thereafter begins employment in any capacity with Blackrock Financial Management, Inc. or any of its affiliates (each, a "2004-2005 State Street Sale Affected Employee"):


               (a) shall for all purposes other than those described in Section 10.2(b) of the Plan and otherwise as provided by applicable plan or arrangement, be deemed to be a Job Elimination Participant; and

               (b) shall not be granted or eligible for Severance Pay or Outplacement Assistance under the Plan."
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2.   This amendment shall be effective as of August 25, 2004.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company has caused this amendment to be executed by an officer thereunto duly authorized on the date(s) noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ James N. Heston
    ---------------------------
    James Heston
    Senior Vice President

Date: January 26, 2005
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